UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

GameSquare Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39389	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6775 Cowboys Way, Ste. 1335 Frisco, Texas, USA	75034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216) 464-6400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	GAME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Merger

On March 7, 2024 (the “Closing Date”), GameSquare Holdings, Inc., a Delaware corporation (and prior to the Domestication (as defined below), a British Columbia corporation) (the “Company” or “GameSquare”), consummated the previously announced merger (the “Closing”) of FaZe Holdings Inc., a Delaware corporation (“FaZe”), pursuant to that certain Agreement and Plan of Merger, dated October 19, 2023 (as amended, the “Merger Agreement”), by and among the Company, FaZe and GameSquare Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of GameSquare (“Merger Sub”), as amended by that certain First Amendment to Agreement and Plan of Merger, dated December 19, 2023, by and among the Company, FaZe and Merger Sub (the “Amendment to Merger Agreement”). The consummation of the Merger involved (i) prior to the Closing, the continuance of GameSquare from the laws of the Province of British Columbia to the laws of the State of Delaware so as to become a Delaware corporation (the “Domestication”) and (ii) the merger of Merger Sub with and into FaZe, with FaZe continuing as the surviving corporation and wholly-owned subsidiary of GameSquare (the “Merger”), as well as the other transactions contemplated in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”): (i) each outstanding share of FaZe common stock, par value $0.0001 per share (the “FaZe Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by FaZe or held directly by GameSquare or Merger Sub (which such shares were cancelled)) was converted into the right to receive 0.13091 (the “Exchange Ratio”) of a fully paid non-assessable share of common stock, par value $0.0001 per share, of GameSquare (the “GameSquare Common Stock”) and, if applicable, cash in lieu of fraction shares of FaZe Common Stock, subject to applicable withholding, (ii) each share of common stock, par value $0.001 per share, of Merger Sub that was issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of FaZe Common Stock.

In addition, effective as of immediately prior to the Effective Time, all of the outstanding FaZe equity awards, including options to purchase shares of FaZe Common Stock, each share of FaZe Common Stock subject to vesting, repurchase or other lapse of restrictions, and each FaZe restricted stock unit convertible into shares of FaZe Common Stock, was assumed by GameSquare and converted into GameSquare equity awards on substantially the same terms, except that the assumed equity awards will cover a number of shares of GameSquare Common Stock and, if applicable, have an exercise price determined using the Exchange Ratio.

Also at the Effective Time, all outstanding warrants to purchase shares of FaZe Common Stock were assumed by GameSquare and converted into warrants to purchase shares of GameSquare Common Stock on substantially the same terms, except that the assumed warrants cover a number of shares of GameSquare Common Stock, and have an exercise price, determined using the Exchange Ratio.

The material provisions of the Merger Agreement are described in the proxy statement/prospectus contained in the Registration on Form F-4, as amended (File No. 333-275994), filed by the Company with the Securities and Exchange Commission (“SEC”) and declared effective on January 26, 2024 (the “Proxy Statement/Prospectus”), in the section entitled “The Merger Agreement” beginning on page 86 and are incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the complete text of the Merger Agreement and the Amendment to Merger Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

GameSquare Financing

Substantially concurrently with the consummation of the Merger, the Company completed its previously announced private placement in public equity financing (the “PIPE Financing”). In connection with the PIPE Financing, the Company entered subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the Company issued to the PIPE Investors an aggregate of 7,194,244 units at a purchase price per unit of $1.39, for aggregate gross proceeds of $10.0 million. Each unit consists of one share of GameSquare Common Stock and a warrant to purchase 0.15 shares of GameSquare Common Stock. As a result, the Company issued an aggregate of 7,194,224 shares of GameSquare Common Stock (the “PIPE Shares”) and warrants to purchase up to 1,079,136 shares of GameSquare Common Stock (the “PIPE Warrants) pursuant to the PIPE Financing. Each whole PIPE Warrant is exercisable for one share of GameSquare Common Stock at an exercise price of $1.55 per share for a period of five years after the Closing Date.

The PIPE Shares and PIPE Warrants are subject to a four month hold period under Canadian securities laws expiring four months following the Closing Date. The PIPE Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any U.S. state securities laws, and were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act. The securities may not be offered or sold in the United States absent registration or pursuant to an exemption from the registration requirements of the Securities Act and applicable U.S. state securities laws.

The Company also entered into Registration Rights Agreements with the PIPE Investors (the “Registration Rights Agreements”). The Registration Rights Agreements provide, among other things, that the Company will as promptly as reasonably practicable, and in any event no later than 150 days after the Closing Date (the “Filing Deadline”), file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of the PIPE Shares and the shares of GameSquare Common Stock underlying the PIPE Warrants issued to the PIPE Investors, and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the Filing Deadline if the SEC notifies the Company that it will “review” such registration statement and (ii) the fifth business day after the date the Company is notified (orally or in writing) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The Company had previously entered into a backstop agreement (the “Backstop Agreement”) with Goff Jones Strategic Partners, LLC (formerly known as Goff & Jones Lending Co, LLC) (“Goff Jones”), to purchase common stock to ensure the PIPE was fully subscribed. The Backstop Agreement was originally announced on October 20, 2023. A total of $6.0 million of securities were issued to Goff Jones in connection with the Backstop Agreement.

A description of the PIPE Financing is included in the Proxy Statement/Prospectus in the section entitled “The Merger Agreement – GameSquare Financing” beginning on page 90 and is incorporated herein by reference.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the PIPE Warrants, the Backstop Agreement and the Registration Rights Agreements, the forms of which are attached hereto as Exhibits 10.1, 4.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

In connection with the consummation of the Merger, on the Closing Date:

●	each outstanding share of FaZe Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held in treasury by FaZe or held directly by GameSquare or Merger Sub (which such shares were cancelled)) was converted into the right to receive 0.13091 of a fully paid non-assessable share GameSquare Common Stock, and, if applicable, cash in lieu of fraction shares of FaZe Common Stock, subject to applicable withholding;

●	each share of common stock, par value $0.001 per share, of Merger Sub that was issued and outstanding immediately prior to the Effective Time was converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of FaZe Common Stock;

●	effective as of immediately prior to the Effective Time, all of the outstanding FaZe equity awards, including options to purchase shares of FaZe Common Stock, each share of FaZe Common Stock subject to vesting, repurchase or other lapse of restrictions, and each FaZe restricted stock unit convertible into shares of FaZe Common Stock, was assumed by GameSquare and converted into GameSquare equity awards on substantially the same terms, except that the assumed equity awards will cover a number of shares of GameSquare Common Stock and, if applicable, have an exercise price determined using the Exchange Ratio; and

●	at the Effective Time, all outstanding warrants to purchase shares of FaZe Common Stock were assumed by GameSquare and converted into warrants to purchase shares of GameSquare Common Stock on substantially the same terms, except that the assumed warrants cover a number of shares of GameSquare Common Stock, and have an exercise price, determined using the Exchange Ratio.

The issuance of shares of GameSquare Common Stock to the former stockholders of FaZe was registered under the Securities Act pursuant to a registration statement on Registration on Form F-4, as amended (File No. 333-275994), filed by the Company with the SEC and declared effective on January 26, 2024. The Proxy Statement/Prospectus contains additional information about the Merger, the Merger Agreement and the transactions contemplated thereby.

In connection with the completion of the Merger, effective March 12, 2024, shares of GameSquare Common Stock will be represented by a new CUSIP number, 36468G103.

The foregoing description of the Merger and the Merger Agreement is not complete and is subject to and qualified in its entirety by reference to the complete text of the Merger Agreement and the Amendment to Merger Agreement, copies of which are attached hereto as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference

Item 3.02.	Unregistered Sales of Equity Securities.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

In connection with the PIPE Financing, the Company offered and sold to the PIPE Investors, pursuant to the Subscription Agreements, an aggregate of 7,194,244 units at purchase price per unit of $1.39, for aggregate gross proceeds of $10.0 million. Each unit consists of one share of GameSquare Common Stock and a warrant to purchase 0.15 shares of GameSquare Common Stock.

The shares issued to the PIPE Investors in the PIPE Financing on the Closing Date were issued pursuant to and in accordance with the exemption from registration under the Securities Act, under Section 4(a)(2) and/or Regulation D promulgated under the Securities Act.

The foregoing description of the PIPE Financing does not purport to be complete and is qualified in its entirety by the full text of the Subscription Agreements, the PIPE Warrants, the Backstop Agreement and the Registration Rights Agreements, the forms of which are attached hereto as Exhibits 10.1, 4.1, 10.2, and 10.3, respectively, and are incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

In connection with the Domestication, on March 7, 2024, the Company filed its Certificate of Domestication and its Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. Additionally, following the Domestication on March 7, 2024, the Company adopted its bylaws (the “Bylaws”).

The material terms of the Certificate of Incorporation and the Bylaws and the general effect upon the rights of holders of the Company’s capital stock are described in the section of the Proxy Statement/Prospectus entitled “Comparison of Rights of GameSquare Shareholders and Faze Stockholders,” beginning on page 189, which information is incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

In connection with the Merger and in accordance with the Merger Agreement, effective as of the Closing, the board of directors of the Company (the “Board”) increased the size of the Board from six to nine members and appointed Paul Hamilton and Nick Lewin (each, a “New Director” and collectively, the “New Directors”), who were previously members of FaZe’s board of directors, to serve on the Board, in each case, to hold office until their successors are duly elected and qualified or their earlier death, resignation or removal. Following the appointment of the New Directors, there remains one vacancy on the Board. Pursuant to the Merger Agreement, such vacancy is to be filled at such time that the Board duly elects an individual to serve in such capacity in accordance with the Bylaws and the terms of the Merger Agreement. It has not yet been determined on which committees of the Board Mr. Hamilton and Mr. Lewin will serve.

Other than as disclosed in the section of the Proxy Statement/Prospectus entitled “Interests of FaZe Directors and Executive Officers in the Merger,” beginning on page 182 and incorporated herein by reference, neither Mr. Lewin nor Mr. Hamilton, or their immediate family members (within the meaning of Item 404 of Regulation S-K), had or will have a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with the New Directors’ service on the Board, each New Director will be eligible to be compensated as directors of the Company pursuant to the Company’s outside director compensation policy. The New Directors will also have the same right to indemnification by the Company as granted to the Company’s other non-employee directors.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated to this Item 5.03 by reference.

Item 7.01.	Regulation FD Disclosure.

On March 8, 2024, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of FaZe for the years ended December 31, 2022 and 2021 and the related notes thereto beginning on page F-2 of the Proxy Statement/Prospectus are incorporated herein by reference.

The unaudited condensed financial statements of FaZe for the nine months ended September 30, 2023 and the related notes thereto beginning on page F-73 of the Proxy Statement/Prospectus are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of GameSquare and FaZe as of September 30, 2023 and for the nine months ended September 30, 2023 and for the year ended December 31, 2022 and the related notes thereto in the section of the Proxy Statement/Prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 106 are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1†	Agreement and Plan of Merger, dated as of October 19, 2023, by and among Registrant, GameSquare Merger Sub I, Inc., and FaZe Holdings Inc. (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 6-K filed with the SEC on October 20, 2023)
2.2	First Amendment to Agreement and Plan of Merger, dated as of December 19, 2023, by and among Registrant, GameSquare Merger Sub I, Inc., and FaZe Holdings Inc. (incorporated by reference to Exhibit 2.1 to Registrant’s Current Report on Form 6-K, filed with the SEC on December 22, 2024)
3.1*	Certificate of Incorporation of GameSquare Holdings, Inc.
3.2*	Bylaws of GameSquare Holdings, Inc.
4.1*	Form of PIPE Warrant
10.1*†	Form of Subscription Agreement
10.2	Backstop Agreement, dated as of October 19, 2023, by and among Registrant and Goff & Jones Lending Co, LLC (incorporated by reference to Exhibit 10.3 to Registrant’s Current Report on Form 6-K filed with the SEC on October 20, 2023)
10.3*	Form of Registration Rights Agreement
99.1**	Press Release, dated March 8, 2024
104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
**	Furnished herewith.
†	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESQUARE HOLDINGS, INC.
(Registrant)

Date: March 13, 2024	By:	/s/ Justin Kenna
	Name:	Justin Kenna
	Title:	Chief Executive Officer and Director